EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                    ----------------------------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)
                      ------------------------------------

                               MARINE MIDLAND BANK
                --------------------------------------------------
               (Exact name of trustee as specified in its charter)

New York                                                     16-1057879
------------------------------                               ------------------
(Jurisdiction of incorporation                               (I.R.S. Employer
or organization if not a U.S.                                Identification No.)
national bank)

 140 Broadway, New York, N.Y.                                10005-1180
(212) 658-1000                                               ----------
---------------------------------------                      (Zip Code)
(Address of principal executive offices)

                                Charles E. Bauer
                                 Vice President
                               Marine Midland Bank
                                  140 Broadway
                          New York, New York 10005-1180
                               Tel: (212) 658-1792
            ---------------------------------------------------------
            (Name, address and telephone number of agent for service)

                             FRENCH FRAGRANCES, INC.
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)

Florida                                                      59-0914138
--------------------------------                            -------------------
(State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

14100 N.W. 60th Avenue
Miami, Florida                                               33014
(305) 818-8000                                              --------------------
----------------------------------------                    (Zip Code)
(Address of principal executive offices)

                     10 3/8% SENIOR NOTES DUE 2007, SERIES B
                     ---------------------------------------
                         (Title of Indenture Securities)

                                     General
Item 1. GENERAL INFORMATION.

            Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervisory authority to which it is subject.

            State of New York Banking Department.

            Federal Deposit Insurance Corporation, Washington, D.C.

            Board of Governors of the Federal Reserve System, Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

                    Yes.

Item 2. AFFILIATIONS WITH OBLIGOR.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

                    None

Item 16.  LIST OF EXHIBITS.


EXHIBIT

T1A(I)                    *      -       Copy of the Organization Certificate of
                                         Marine Midland Bank.

T1A(ii)                   *      -       Certificate of the State of New York
                                         Banking Department dated December 31,
                                         1993 as to the authority of Marine
                                         Midland Bank to commence business.

T1A(iii)                        -       Not applicable.

T1A(iv)                  *      -       Copy of the existing By-Laws of Marine
                                        Midland Bank as adopted on January 20,
                                        1994.

T1A(v)                          -       Not applicable.

T1A(vi)                  *      -       Consent of Marine Midland Bank required
                                        by Section 321(b) of the Trust Indenture
                                        Act of 1939.

T1A(vii)                        -       Copy of the latest report of condition
                                        of the trustee (March 31, 1997),
                                        published pursuant to law or the
                                        requirement of its supervisory or
                                        examining authority.

T1A(viii)                      -       Not applicable.

T1A(ix)                        -       Not applicable.

  * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 2nd day of June, 1997.

                                                  MARINE MIDLAND BANK

                                              By: /s/ FRANK J. GODINO
                                             ---------------------------------
                                                      Frank J. Godino
                                                      Assistant Vice President

                                                               EXHIBIT T1A (VII)

                                                       Board of Governors of the
                                                       Federal Reserve System
                                                       OMB Number: 7100-0036
                                                       Federal Deposit
                                                       Insurance Corporation
                                                       OMB Number: 3064-0052
                                                       Office of the Comptroller
                                                       of the Currency
                                                       OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL     Expires March 31, 1999
--------------------------------------------------------------------------------
                                                                               1
This financial information has
not been reviewed, or confirmed for accuracy
or relevance, by the Federal Reserve System.          Please refer to page 1,
                                                      Table of Contents, for
                                                      the required disclosure
                                                      of estimated burden.
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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH DOMESTIC AND
FOREIGN OFFICES--FFIEC 031

REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1997            (950630)
This report is required by law;                          (RCRI 9999)
12 U.S.C. ss.324 (State member                 This report form is to be filed
banks); 12 U.S.C. ss. 1817                     by banks with branches and
State nonmember banks); and 12                 consolidated subsidiaries in U.S.
U.S.C. ss.161 (National banks).                territories and possissions,
                                               Edge or Agreement subsidiaries,
                                               foreign branches, consolidated
                                               foreign subsidiaries,or
                                               International Banking Facilities.
--------------------------------------------------------------------------------

NOTE: The Reports of Condition and                     The Reports of Condition
Income must be signed by an authorized                 and Income are to be
officer and the Report of Condition                    prepared in accordance
must be attested to by not less than                   with Federal regulatory
two directors (trustees) for State                     authority instructions.
nonmember banks and three directors                    NOTE: These instructions
for State member and National Banks.                   may in some cases differ
                                                       from generally accepted
I, GERALD A. RONNING, EXECUTIVE VP & CONTROLLER        accounting principles.
   ---------------------------------------------
   Name and Title of Officer Authorized to Sign        We, the undersigned
   Report                                              directors (trustees),
                                                       attest to the correctness
of the named bank do hereby declare that               of this Report of
these Reports of Condition and Income                  Condition (including the
(including the supporting schedules) have              supporting schedules) and
been prepared in conformance with the                  declare that it has been
instructions issued by the appropriate                 examined by us and to the
Federal regulatory authority and are true              best of out knowledge and
to the best of my knowledge and believe.               belief has been prepared
                                                       in conformance with the
/s/ GERALD A. RONNING                                  instructions issued by
----------------------------------------------         the appropriate Federal
Signature of Officer Authorized to Sign Report         regulatory authority and
          4/28/97                                      is true and correct.
----------------------------------------------
Date of Signature                                   /s/ JAMES H. CLEAVE
                                                    ----------------------------
                                                      Director (Trustee)

                                                    /s/ BERNARD J. KENNEDY
                                                    ---------------------------
                                                      Director (Trustee)

                                                    /s/ MALCOM BURNETT
                                                    ---------------------------
                                                      Director (Trustee)
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FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANK: Return the original            NATIONAL BANKS: Return the
and one copy to the appropriate Federal           original only in the SPECIAL
Reserve District Bank.                            RETURN ADDRESS ENVELOPE
                                                  PROVIDED. If express mail is
STATE NONMEMBER BANKS: Return the original        used in lieu of the special
only in the SPECIAL RETURN ADDRESS                return address envelope,
ENVELOPE PROVIDED. If express mail is used        return the original only to
in lieu of the special return address             the FDIC, c/o Quality Data
envelope, return the original only to the         Systems, 2127 Espey Court,
FDIC, c/o Quality Data Systems, 2127              Suite 204, Crofton, MD 21114
Espey Court, Suite 204, Crofton, MD 21114.
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FDIC Certificate Number  00589

       NOTICE
This form is intended to assist institutions with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.

REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
Marine Midland Bank              of Buffalo
     Name of Bank                City

in the state of New York, at the close of business
March 31, 1997

ASSETS
             Thousands
             of dollars
Cash and balances due from depository institutions:

   Noninterest-bearing balances
   currency and coin....................................   $1,026,267
   Interest-bearing balances ...........................    2,219,196
   Held-to-maturity securities..........................            0
   Available-for-sale securities........................    3,728,393

   Federal funds sold and securities purchased
   under agreements to resell............................   1,830,419

Loans and lease financing receivables:

   Loans and leases net of unearned
   income...............................                    21,110,911
   LESS: Allowance for loan and lease
   losses...............................                       441,315
   LESS: Allocated transfer risk reserve                             0

   Loans and lease, net of unearned
   income, allowance, and reserve.......................    20,669,596
   Trading assets.......................................     1,005,199
   Premises and fixed assets (including
   capitalized leases)..................................       217,027

Other real estate owned.................................        18,586
Investments in unconsolidated
subsidiaries and associated companies...................             0
Customers' liability to this bank on
acceptances outstanding.................................        21,351
Intangible assets.......................................       495,502
Other assets............................................       709,342
Total assets............................................    31,940,878

LIABILITIES

Deposits:
   In domestic offices..................................    20,236,232

   Noninterest-bearing..................                     4,166,679
   Interest-bearing.....................                    16,069,553

In foreign offices, Edge, and Agreement
subsidiaries, and IBFs..................................     2,639,327

   Noninterest-bearing..................                             0
   Interest-bearing.....................                     2,639,327

Federal funds sold and securities purchased
   under agreements to resell............................     3,281,586
Demand notes issued to the U.S. Treasury                        197,415
Trading Liabilities......................................       267,837

Other borrowed money:
   With a remaining maturity of one year
   or less..............................................       1,800,280
   With a remaining maturity of more than
   one year.............................................         371,195
Bank's liability on acceptances
executed and outstanding................................          21,351
Subordinated notes and debentures.......................         497,585
Other liabilities.......................................         525,585
Total liabilities.......................................      29,838,393
Limited-life preferred stock and
related surplus.........................................               0

EQUITY CAPITAL

Perpetual preferred stock and related
surplus.................................................                0
Common Stock............................................          205,000
Surplus.................................................        1,983,378
Undivided profits and capital reserves..................         (76,867)
Net unrealized holding gains (losses)
on available-for-sale securities........................          (9,026)
Cumulative foreign currency translation
adjustments.............................................                0
Total equity capital....................................        2,102,485
Total liabilities, limited-life
preferred stock, and equity capital.....................       31,940,878